EDC (457) GROUP ANNUITY CONTRACT APPLICATION
                           All Forms Required For Use
          APPLICATION FOR THE ENROLLMENT OF A NEW EQUI-VEST STRATEGIES
                                 GROUP CONTRACT
                    STATEMENT OF UNDERSTANDING AND AGREEMENT
                            APPLICATION INSTRUCTIONS

GENERAL INSTRUCTIONS
PART A -SECTION I

This Employer Application contains the forms you need to successfully complete a PLAN'S enrollment in an EQUI-VEST Program. The information will apply to all participants in the plan.

1.   TYPE OF PLAN: EDC Plan (Governmental Employers only).

2.   EMPLOYER NAME AND ADDRESS: Complete in all cases.

3. EMPLOYER'S TAX IDENTIFICATION NUMBER: Complete in all cases. This will be the Federal Identification Number (FID) of the employer.

4.   PLAN'S NAME: Complete in all cases.

5.   KEY SERVICE FINANCIAL PROFESSIONAL CODE NO.: Complete in all cases.

6. PLAN EFFECTIVE DATE: Complete in all cases. Indicate the day on which the employer's plan became effective.

7. ADMINISTRATIVE CHARGE INFORMATION: Complete in all cases. Indicate whether or not the Plan wishes to pay the annual administrative charge for its annuitants, or if the charge, if applicable, should be deducted from the Participant's annuity account value on the Participation Date. Note: Plans that elect to pay the annual administrative charge must have a minimum of 5 participants at the time the unit is established.

8. UNALLOCATED ACCOUNT: Please indicate whether or not assets are being transferred to an unallocated account.

9.   SOURCES OF CONTRIBUTIONS: Complete in all cases.

10. FREQUENCY OF PLAN CONTRIBUTIONS: Complete this question and the contribution statement frequency in item 3 of Section II. Indicate the frequency with which the plan/location expects to submit contributions to AXA Equitable. Note: This frequency will be used in the calculation of the AXA Equitable Financial Professional's commissions.

11. PLAN CONTACT PERSON: Complete in all cases. Indicate the name and telephone number of the person who should be contacted by AXA Equitable for assistance in resolving questions regarding transactions submitted by the plan.

12. LOAN AVAILABILITY: Complete in all cases. Please indicate whether or not the plan allows participants to have loans on their EQUI-VEST certificates.

13. PLAN APPROVAL REQUIREMENTS: Please indicate whether or not plan approval is required for certain participants' transactions. This authorization allows participants to transfer monies among the investment options (based on Investment Option choices) and to change allocations for investment of future contributions. If the plan authorizes Participant direction, submit TOPS and EQAccess forms for participants to have the ability to transfer among the investment options via touch-tone telephone or Internet.

14. INVESTMENT OPTIONS: Please select the investment option, which will be available to plan participants.

15. AUTHORIZED INFORMATION: If Plan approval is required for processing all disbursement transactions, please provide information for the individual authorized to act on behalf of the plan.

16. MAILING INFORMATION: Please indicate whether mailings such as Confirmation Notices and the Statement of Account are to be mailed to the plan or are to be directed to the individual participants within the plan.

No.2004/457                                                         Rev. (12/05)

SECTION II - PLAN LOCATION INFORMATION

DEFINITION OF LOCATION: If the plan has multiple offices and/or will submit separate contribution checks for specific groupings of participants, the plan may identify the offices (or groupings) by designating plan locations. The plan and each location has the option to receive AXA Equitable's Contribution Statements.

1. CONTRIBUTION STATEMENTS: Indicate whether or not the plan location(s) wishes to receive AXA Equitable's Contribution Statements for the purpose of submitting contributions. Please note that if the plan location requests Contribution Statements, the Key Service Representative will also receive a copy of the Statement. If Contribution Statements are required by the Plan /Location, please complete Questions 3 and 4.

2. LOCATION INFORMATION: Please indicate if the location name and/or location address is the same as the Employer information provided in Question 2 of
     Section I. If the name and/or address are different, please provide the location name and/or address for our records. Contribution Statements, if requested, will be mailed to the location name and address.

     NOTE: SECTION II OF THE ENROLLMENT MUST BE SUBMITTED FOR EACH LOCATION DESIGNATED. A COPY OF SECTION II MAY BE REPRODUCED LOCALLY.

3.   INFORMATION FOR THE CONTRIBUTION STATEMENTS:

a. Contribution Statement Due Date: Indicate the contribution due date for which contribution Statements are to be produced. The date may range from 1st to the 28th of the month.

b. Contribution Statement Frequency: Indicate the frequency in which the Contribution Statements are to be produced.

c. Contribution Statement Sort Option: Indicate the order in which participants are to appear on the Contribution Statement.

d. Contribution Statement Print Option: Indicate whether or not the contribution amounts are to be printed on the Contribution Statement.

4. PLAN LOCATION CONTACT PERSON: Indicate the name and telephone number of the person to be contacted by AXA Equitable for assistance in resolving questions regarding transactions submitted by the plan.

5A. TRUST AGREEMENT: Indicate whether or not the 457 Plan Trust (established as per agreement between AXA Equitable Life Insurance Company and Frontier Trust Company, FSB) will be adopted.

5B. TRUST AGREEMENT: Indicate the name of the Contract Holder to be designated on the Contract if other than the Trust indicated in 5a.

PART B - CONTRACT PROVISIONS

AGREEMENT:

This Section must be reviewed by the Employer/Trustee of the Plan. The Employer/Trustee and the individuals who are authorized to act on behalf of the Plan must sign this section as their acknowledgement and understanding of the purchase of the contract.

No.2004/457                                                         Rev. (12/05)

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   EDC 457 GROUP ANNUITY CONTRACT APPLICATION
                         (Consisting of Parts A and B)

ENTER THE INFORMATION REQUESTED BELOW.

Contract: Group Annuity Contract No.______________________

PART A--SECTION I - APPLICATION AND AGREEMENT FOR PARTICIPATION IN EQUI-VEST(R) CONTRACT ____________

EMPLOYER GENERAL INFORMATION: (Print or Type)

1. Type of EQUI-VEST Program: EDC (Governmental Only) (Employee Deferred Compensation 457 Plan)

2.   Employer's Name:

     Employer's Address:

3.   Employer's Tax Identification Number:_____________________________________

4.   Plan's Name:

5.   Key Service Financial Professional's Code No:_____________________________

6.   Plan Effective Date: Year_______Month______ Day_________

7. Administrative Charge Payment: Annual Administrative Charge is to be paid by: [] Annuitant [] Plan

     Note: Plans that elect to pay the annual administrative charge must have a minimum of 5 Participants at the time the unit is established.

8.   Are assets being transferred to an unallocated account? [] Yes [] No

No.2004/457                         1                               Rev. (12/05)

9.   Sources of Contributions:

     Indicate which sources (contribution types) can be made under this plan.
                                                           For internal Use Only

i.   [] Salary Reduction Contributions (Elective Deferral Contributions):     O
     Contributions under a salary reduction agreement that an employee enters into with the Employer under the plan. (For periodic contributions and/or transfers from other outside Plans.)

ii.  [] Employer matching Contributions: Employer Contributions matching
     Salary Reduction Contributions under the terms of the Plan.              J

     (For periodic contributions and/or transfers from other outside Plans.)

iii. [] Employer Non-Matching Discretionary Contributions.                    L

iv. [] Rollover Contributions:

    a.  [] Retirement Plans  (SEPs, SARSEPs, 401(a)s, 401(k)s & 403(b)s)      8
    b.  [] Traditional IRA                                                    M
    c.  [] Governmental 457                                                   T

v.   [] EDC/457 Transfer Deferrals                                            G

vi.  [] EDC/457 Employer Contributions                                        4

10.  Frequency of Plan Contributions:

     [] Monthly                  [] Semi-Monthly                 [] Bi-Weekly

11.  Plan Contact Person:

     Telephone Number of Contact Person: ______________________extension________

12.  Does the plan allow loans to participants? [] Yes  [] No

13. Participants are authorized to execute the following transactions without the Employer's approval:
       Investment Option Transfers                           [] Yes        [] No
       Allocation Changes                                    [] Yes        [] No
       Withdrawals (Hardship, Third Party Transfers)         [] Yes        [] No
       Surrenders (Full termination)                         [] Yes        [] No

14.  Investment Option: Participants are permitted to:

     (a) []  Make their own investment choices
     (b) []  Have Maximum Transfer Flexibility
     (c) []  Have Maximum Investment Option Choice

15. If Employer's approval is required for any of the items in #13 above, please provide us with the following:

     The individual(s) authorized to approve transaction(s)
     (i.e. loans, withdrawals etc.) is (are):

     ------------------------------------         ------------------------------
     Name:                                        Signature:

     ------------------------------------         ------------------------------
     Telephone Number:                            Effective Date:

     ------------------------------------         ------------------------------
     Name:                                        Signature:

     ------------------------------------         ------------------------------
     Telephone Number:                            Effective Date:

16. Please check the appropriate box for mailing of Confirmation Notices and Statement of Account Reports.

     1. Confirmation Notices should be mailed to the: Participant [] Employer []
     2. Statement of Account should be mailed to the: Participant [] Employer [] FIXED MATURITY OPTION EXPIRATION DATE NOTICES WILL BE MAILED DIRECTLY TO THE PARTICIPANTS.

No. 2004/457                         2                              Rev. (12/05)

SECTION II  PLAN LOCATION INFORMATION

NOTE: IF PLAN HAS MORE THAN ONE LOCATION, A FULLY COMPLETED SECTION II IS REQUIRED FOR EACH LOCATION DESIGNATED.

1.  Does the location request Contribution Statements? [] Yes [] No

2.  Is the Location Name the same as the Client/Employer Name? [] Yes  [] No
    Is the Location Address the same as the Client/Employer Address [] Yes [] No If either the Location Name or Address is different from the Client/Employer Name or Address please complete the following:

Location Name:__________________________________________________________________

Attention of:___________________________________________________________________

Location Address: ______________________________________________________________
                  Address

                  ______________________________________________________________
                  Number            Street

                  ______________________________________________________________
                  City                        State                     Zip Code

3.   Information for the Contribution Statements:

     a. Contribution Due Date (choose the 1st through 28th of the month)
        Month __________  Day ______________
     b. Please indicate the frequency in which Contribution Statements are to be forwarded to you.
        [] Monthly      [] Semi-Monthly               [] Bi-Weekly
     Please note: The contribution frequency does not have to be the same for ALL locations.
     c. Indicate how you wish to have the Contribution Statement produced:
        [] Alphabetical order [] Certificate Number order [] Social Security Number order

     d. Do you want the contribution amount(s) to be printed on the Contribution Statements? [] Yes [] No

4.   Location Contact Person:___________________________________________________

     Location Contact Person's Telephone Number _____________ extension_________

5a. The Employer and Plan hereby adopt and agree to participate in the 457 Plan Trust (established as per agreement between AXA Equitable Life Insurance Company and Frontier Trust Company, FSB) ("Trust") its successors and assignees.
           [] Yes [] No (Note: If yes, the "Trust" will be the Contract Holder.)

5b. If the response to 5a above is no, specify the name of Contract Holder to be designated under the Contract: (check the appropriate box)

     (i) []  The Employer identified in Item 2 above

     (ii)[]  Other (Please Specify)_____________________________________________

  Name of the Trust:     _______________________________________________________

  Address of the Trust: ________________________________________________________

FOR PROCESSING USE ONLY:

PLAN ID:_________________LOCATION________________


No. 2004/457                         3                              Rev. (12/05)

FINANCIAL PROFESSIONAL'S NAME     FINANCIAL                     CHECK IF SERVICE
                                  PROFESSIONAL'S NUMBER         REPRESENTATIVE

-----------------------------     -----------------------       ----------------

-----------------------------     -----------------------       ----------------

-----------------------------     -----------------------       ----------------

-----------------------------     -----------------------       ----------------

-----------------------------     -----------------------       ----------------

-----------------------------     -----------------------       ----------------


No. 2004/457                         4                              Rev. (12/05)

PART B-CERTAIN CONTRACT PROVISIONS

I.   INVESTMENT OPTIONS - (Contract Section 2.01)

     The Investment Options currently available under the Contract are listed in Attachment A.

     One of the following two methods for selecting investment options is available under the contract:

1) Maximum investment options. Participants may allocate contributions or transfer funds to both Type A and Type B investment options. The options currently available are listed in Attachment A (the Investment Options Chart). However, there will be restrictions on the amounts that can be transferred out of the Guaranteed Interest Option.

2) Maximum transfer flexibility. Participants may allocate contributions to any available investment option other than Type B in the investment options. No restrictions will apply to amounts that can be transferred out of the Guaranteed Interest Option.

II. GUARANTEED INTEREST OPTION - (Contract Section 2.02) Minimum Guaranteed Interest Rate: Not less than 1% and not more than 3%.

III. TRANSFER RULES - (Contract Section 4.02)

     The provisions of Section 4.02 of the Contract shall govern except that the maximum percentage of the amount in the Guaranteed Interest Option which may be transferred, as described in Section 4.02 of the Contract, is the greater of 25% or the total amount transferred during the previous twelve months.

IV.  WITHDRAWAL CHARGES - (Contract Section 9.01)

     For plans subject to a Withdrawal Charge each Participation Year the participant is permitted to withdraw up to 10% of the Annuity Account Value (less any prior withdrawals and associated withdrawal charges in the current Participation Year, and less any amount in the Loan Reserve Account) without incurring a Withdrawal Charge.

     The Withdrawal Charge will be assessed at the Participant level starting from the Participation Date of each participant as follows:

     NO WITHDRAWAL CHARGE WILL APPLY WHEN:

1) the later of the completion of at least five Participation Years and the Participant's attainment of 59 1/2,

2) a request is made for a refund of a Contribution in excess of the amount that may be contributed under Section 457 of the Code within one month of the date on which the Contribution is made; or

3) the Participant's attainment of age 55, the completion of at least five Participation Years and the receipt by AXA Equitable of a properly completed settlement election form providing for the application of the Annuity Account Value to purchase an eligible Annuity Certain from AXA Equitable, or

4) the Participant's completion of at least three Participation Years and the receipt by AXA Equitable of a properly completed settlement election form providing for the application of the Annuity Account Value to purchase a Period Certain Annuity from AXA Equitable, where the certain period of such annuity is at least ten years; or

5) the receipt by AXA Equitable of a properly completed settlement election form providing for the application of the Annuity Account Value to purchase a life annuity distribution from AXA Equitable, pursuant to the terms of this Contract; or

6)   the Participant dies and a death benefit is payable to the Beneficiary;

7) the withdrawal is made to satisfy minimum distribution requirements under Code Section 401(a)(9); or

8) the Participant elects a withdrawal that qualifies as an unforeseeable emergency withdrawal under the Code; or

9) the Participant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or the Participant is totally disabled. Total disability is the incapacity of the Participant, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and the Participant must continue to be deemed totally disabled.

     Written notice of claim must be given to AXA Equitable during the lifetime of the Participant and during the period of total disability prior to each withdrawal. Along with the notice of claim, the Participant must submit

No. 2004/457                         5                              Rev. (12/05)
     acceptable proof of disability. Such proof of disability must be either (a) evidence of Social Security disability determination or (b) a statement from an independent U.S. licensed physician stating that the Participant meets the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possibly to give proof within such time. Provided such proof is furnished as soon as reasonably possible in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required; or

10) AXA Equitable receives proof satisfactory to us that the Participant's life expectancy is six months or less, such proof must include, but is not limited to, certification by a licensed physician; or

11) the Participant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or
     Guam) and meets all of the following:

     - its main function is to provide skilled, intermediate, or custodial nursing care;

     - it provides continuous room and board to three or more persons;

     - it is supervised by a registered nurse or licensed practical nurse;

     - it keeps daily medical records of each patient;

     - it controls and records all medications dispensed; and

     - its primary service is other than to provide housing for residents.

     The withdrawal charge will apply if the condition as described above in items 10 through 12 above existed at the time the Participant's Certificate is issued or if the condition began within the 12 month period following the issuance of the Participant's Certificate; or

12)  the Participant severs from employment.

V.   THIRD PARTY TRANSFER CHARGE - (Contract Section 9.02)

     Currently $25. AXA Equitable reserves the right to charge a maximum of $65 for each occurrence of a withdrawal for any reason to cover administrative processing costs.

VI.  ANNUAL ADMINISTRATIVE CHARGE - (Contract Section 9.03)

     The annual administrative charge will be deducted from each certificate on the last day of each participation year as follows: $30 or 2% of annuity account value plus any prior withdrawals made during the participation year; waived at annuity account value of $25,000 or more.

VII. VARIABLE SEPARATE ACCOUNT CHARGES - (Contract Section 9.05):


No. 2004/457                         6                              Rev. (12/05)

APPLICATION AND AGREEMENT: By signature(s) below of duly authorized person(s), the Employer and or the trustee(s) if applicable, hereby:

1. acknowledge having received and read the Contract and Application (including PARTS A AND B), the Trust Agreement to the trust (if elected), and the Prospectus dated ____________ and the Supplement dated ____________ for participation under the Contract.

2. acknowledge, understand and accept the various levels of fees, charges, and funding arrangements under the Contract.

3. acknowledge that the Plan meets the requirements of Section 457(b) of the Internal Revenue Code and is sponsored by an eligible Employer;

4.   apply for participation in the Contract as funding vehicle for the plan;

5.   agree to be bound by the terms and conditions of the Contract;

6. acknowledge and understand that no Financial Professional of AXA Advisors, LLC, or agent of AXA Network, LLC., has authority to make or modify any contract or agreement on AXA Equitable's behalf, or to waive or alter any of AXA Equitable's rights or requirements; and

7. acknowledge that the provisions contained in this Application and the Contract issued upon acceptance of this Application by AXA Equitable supercede all prior agreements that may have previously been entered into between the Employer and AXA Equitable.

8. acknowledge that assets transferred from a prior funding vehicle are received by AXA Equitable, such assets will be deposited as one lump sum to an Unallocated Account in the Guaranteed Interest Option. Assets shall remain in this account until all forms are completed and until all information needed to complete the transfer is received by AXA Equitable. With respect to each Participant, AXA Equitable will allocate amounts to each Participant's Certificate only after you provide instructions that are acceptable and necessary in order to complete the allocation process. Once all the necessary information is received and has been determined to be acceptable by AXA Equitable, AXA Equitable will allocate such amounts to each Participant' s Certificate. You are solely responsible for effectuating the asset transfer in accordance with all applicable laws and regulations.


No. 2004/457                         7                              Rev. (12/05)

FOR CONTRACT HOLDER(S):(If the Contract Holder IS the Employer or the Trust as defined in Section II, 5(a) - complete(a) below; if the Contract Holder IS OTHER THAN the Employer or the Trust, complete (a) AND (b) below.)

(A)_____________________________________________      __________________________
   PRINT NAME OF AUTHORIZED INDIVIDUAL/EMPLOYER       CITY STATE

BY______________________________________________________________________________

(B)___________________________________________   _________________  ____________
   PRINT NAME OF AUTHORIZED INDIVIDUAL/TRUSTEE   CITY               STATE

BY______________________________________________________________________________


___________________________________________   _________________  _______________
PRINT NAME OF AUTHORIZED INDIVIDUAL/TRUSTEE   CITY               STATE

BY______________________________________________________________________________



ACCEPTED FOR AXA EQUITABLE:

__________________________________    BY________________________________________
Print Name of Authorized Signatory      Signature of Authorized Signatory

EFFECTIVE DATE:________________       CONTRACT NO.:_____________________________

A copy of the Contract, the Application, including Parts A and B (including the Contract Charges), and Investment Options Attachment, will be signed by AXA Equitable and returned to the Contract Holder after review. All returned documents will govern the operation of the Contract. Initial contributions will be accepted by AXA Equitable only after installation documents have been approved by AXA Equitable's Processing Office.


No. 2004/457                         8                              Rev. (12/05)

ATTACHMENT A

INVESTMENT OPTIONS CHART

--------------------------------------------------------- ---------------------------------------------------------------------
TYPE B                                                    TYPE A

--------------------------------------------------------- ---------------------------------------------------------------------
Fixed Maturity Option (FMO)                               Guaranteed Interest Option
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/Money Market                                           EQ/Equity 500 Index
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/Alliance Intermediate Gov't Securities                 EQ/Alliance Growth and Income
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/Alliance Quality Bond                                  EQ/Alliance International
--------------------------------------------------------  ---------------------------------------------------------------------
EQ/JPMorgan Core Bond                                     EQ/Alliance Common Stock
--------------------------------------------------------- ---------------------------------------------------------------------
AXA Premier VIP High Yield                                EQ/Alliance Small Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
AXA Premier VIP Core Bond                                 EQ/Bernstein Diversified Value
--------------------------------------------------------- ---------------------------------------------------------------------
AXA Conservative-Plus Allocation                          EQ/JPMorgan Value Opportunities
--------------------------------------------------------- ---------------------------------------------------------------------
AXA Conservative Allocation                               EQ/MFS Emerging Growth Companies
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond                         EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/Long Term Bond                                         EQ/FI Mid Cap Value
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/PIMCO Real Return                                      EQ/Mercury Basic Value Equity
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/Short Duration Bond                                    EQ/Alliance Large Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
EQ/Evergreen International Bond                           EQ/Evergreen Omega
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/MFS Investors Trust
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Capital Guardian Research
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Capital Guardian U.S. Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Calvert Socially Responsible
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Marsico Focus
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Janus Large Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/FI Mid Cap
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Capital Guardian International
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Lazard Small Cap Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Mercury International Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Capital Guardian Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Small Company Index
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Aggressive Allocation
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Moderate-Plus Allocation
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Moderate Allocation
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP Aggressive Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP Large Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP Large Cap Core Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP Large Cap Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP Mid Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP Mid Cap Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP International Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP Technology
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          AXA Premier VIP Health Care
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/TCW Equity
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Boston Advisors Equity Income
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Montag & Caldwell Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/UBS Growth and Income
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Bear Stearns Small Company Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/GAMCO Small Company Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/GAMCO Mergers and Acquisitions
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/International Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Lord Abbett Growth and Income
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Lord Abbett Large Cap Core
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Lord Abbett Mid Cap Value
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Van Kampen Comstock
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Van Kampen Mid Cap Growth
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Wells Fargo Montgomery Small Cap
--------------------------------------------------------- ---------------------------------------------------------------------
                                                          EQ/Legg Mason Value Equity
--------------------------------------------------------- ---------------------------------------------------------------------

No. 2004/457                                                        Rev. (12/05)